Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sequiam Corporation (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicolaas H. Van den Brekel, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 /s/  Nicolaas  H.  Van  den  Brekel
                                 -----------------------------------
                                 Nicolaas  H.  Van  den  Brekel
                                 Chairman, President and Chief Executive Officer November 19, 2002


In connection with the Quarterly Report of Sequiam Corporation (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark L. Mroczkowski, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                               /s/  Mark  L.  Mroczkowski
                               --------------------------
                               Mark  L.  Mroczkowski
                               Senior Vice President and Chief Financial Officer November 19, 2002


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